Exhibit 10.5.3

AMENDMENT NO. 3 TO STOCKHOLDERS AGREEMENT
THIS AMENDMENT NO. 3 TO STOCKHOLDERS AGREEMENT (this “Amendment”), dated and effective as of October 16, 2018 (the “Effective Date”), is entered into by and among (i) Shake Shack Inc., a Delaware corporation (the “Company”), (ii) SSE Holdings, LLC, a Delaware limited liability company (“Holdings”), (iii) the Persons listed on the signature pages hereto under the caption “Meyer Stockholders” (the “Meyer Stockholders”), (iv) the Persons listed on the signature pages hereto under the caption “LGP Stockholders” (the “LGP Stockholders”) and (v) the Persons listed on the signature pages hereto under the caption “SEG Stockholders” (the “SEG Stockholders”). All capitalized terms defined herein but not used herein shall have the meanings as ascribed to such terms in the Stockholders Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, the Company, Holdings, the Meyer Stockholders, the LGP Stockholders, the SEG Stockholders and certain other stockholders of the Company have previously entered into a Stockholders Agreement, dated and effective as of February 4, 2015, as amended (collectively, the “Stockholders Agreement”); and
WHEREAS, the Meyer Stockholders, the LGP Stockholders and the SEG Stockholders desire to amend the Stockholders Agreement as hereinafter provided to remove the SEG Stockholders from the Stockholders Agreement.
NOW, THEREFORE, Meyer Stockholders, the LGP Stockholders and the SEG Stockholders hereto agree as follows:

A.
Removal of the SEG Stockholders as Parties to the Stockholders Agreement. The Stockholders Agreement shall be amended as follows: the SEG Stockholders shall be removed as parties thereto, and all references and other provisions of the Stockholders Agreement pertaining to the SEG Stockholders, and participation by the SEG Stockholders in the Stockholders Agreement, are hereby terminated as of the Effective Date.

B.	Full Force and Effect. All other provisions of the Stockholders Agreement not otherwise expressly amended herein shall remain in full force and effect.

C.	Governing Law. The terms and conditions of this Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

D.	Counterparts. This Amendment may be executed in two or more counterparts, each of which when taken together shall constitute a single instrument.

[Signature pages follow.]

IN WITNESS WHEREOF, each of the undersigned has signed this Amendment No. 3 to Stockholders Agreement as of the date first above written.
COMPANY:
SHAKE SHACK INC.
By: /s/ Ronald Palmese Jr.
Name: Ronald Palmese Jr.
Title: General Counsel

HOLDINGS:
SSE HOLDINGS, LLC
By: /s/ Ronald Palmese Jr.
Name: Ronald Palmese Jr.
Title: General Counsel

MEYER STOCKHOLDERS:
GRAMERCY TAVERN CORP.

By: /s/ Daniel H. Meyer
Name: Daniel H. Meyer
Title: Authorized Signatory

By: /s/ Daniel H. Meyer
Daniel H. Meyer

DANIEL H. MEYER 2012 GIFT TRUST U/A/D 10/31/12
By: /s/ Audrey Meyer
Name: Audrey Meyer, not individually but solely as Co-Trustee

LGP STOCKHOLDERS:
GREEN EQUITY INVESTORS VI, L.P.
By: GEI Capital VI, LLC, its General Partner
By: /s/ Andrew Goldberg
Andrew Goldberg
General Counsel

GREEN EQUITY INVESTORS SIDE VI, L.P.
By: GEI Capital VI, LLC, its General Partner
By: /s/ Andrew Goldberg
Andrew Goldberg
General Counsel

LGP MALTED COINVEST LLC
By: Peridot Coinvest Manager LLC, its Manager
By: Leonard Green & Partners, L.P., its Manager
By: LGP Management, Inc., its General Partner

By: /s/ Andrew Goldberg
Andrew Goldberg
General Counsel

SEG STOCKHOLDERS:
SEG PARTNERS, L.P.
By: SEG Partners Holdings, LLC, its general partner
By: /s/ George Loening
Name: George Loening
Title: Managing Member

SEG PARTNERS II, L.P.
By: SEG Partners II Holdings, LLC, its general partner
By: /s/ George Loening
Name: George Loening
Title: Managing Member

SEG PARTNERS OFFSHORE MASTER FUND, LTD
By: /s/ George Loening
Name: George Loening
Title: Director